EXHIBIT 99.2

Goldman, Sachs & Co.
GSAMP 2004 HE2
================================================================================

----------------------------------------------------
Stats
----------------------------------------------------
Count: 3748
Balance: $649,342,467.55
Curr WAC: 7.210
Orig WAM: 359.73
Am WAM: 358.61
WAM: 358.71
Age: 1
per Cap: 1.000
MaxRate: 13.631
LifeCap: 6.421
MTR: 27.30
Margin: 6.166
OLTV: 87.10
Combo OLTV: 87.10
FICO: 624.296
----------------------------------------------------


----------------------------------------------------
Principal Balance              Percent        count
----------------------------------------------------
0.01 - 50,000.00                  0.14           20
50,000.01 - 100,000.00           10.12          826
100,000.01 - 150,000.00          21.27        1,108
150,000.01 - 200,000.00          18.14          682
200,000.01 - 250,000.00          14.80          429
250,000.01 - 275,000.00           5.95          147
275,000.01 - 350,000.00          13.87          291
350,000.01 - 400,000.00           7.50          129
400,000.01 - 450,000.00           3.79           58
450,000.01 - 500,000.00           3.88           52
500,000.01 - 550,000.00           0.17            2
550,000.01 - 600,000.00           0.09            1
600,000.01 - 750,000.00           0.30            3
----------------------------------------------------
Total:                          100.00        3,748
----------------------------------------------------
min: $36,774.67
max: $662,200.73
avg: $173,250.39
----------------------------------------------------


----------------------------------------------------
Current Rate                   Percent        count
----------------------------------------------------
4.751 - 5.250                     0.79           19
5.251 - 5.750                     4.89          136
5.751 - 6.250                    11.21          325
6.251 - 6.750                    17.75          596
6.751 - 7.250                    20.06          718
7.251 - 7.750                    19.80          767
7.751 - 8.250                    12.57          542
8.251 - 8.750                     7.74          363
8.751 - 9.250                     3.07          153
9.251 - 9.750                     1.29           72
9.751 - 10.250                    0.66           43
10.251 - 10.750                   0.13            9
10.751 - 11.250                   0.04            4
11.751 - 12.250                   0.02            1
----------------------------------------------------
Total:                          100.00        3,748
----------------------------------------------------
min: 5.000
max: 12.000
wa: 7.210
----------------------------------------------------


----------------------------------------------------
Original Term                  Percent        count
----------------------------------------------------
120.001 - 180.000                 0.11            6
180.001 - 240.000                 0.06            2
300.001 - 360.000                99.83        3,740
----------------------------------------------------
Total:                          100.00        3,748
----------------------------------------------------
min: 180
max: 360
wa: 360
----------------------------------------------------


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Am WAM                         Percent        count
----------------------------------------------------
0 <=                              9.51          240
121 - 180                         0.11            6
181 - 240                         0.06            2
301 - 360                        90.32        3,500
----------------------------------------------------
Total:                          100.00        3,748
----------------------------------------------------
non-zero min: 178
max: 360
wa: 359
----------------------------------------------------


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prepterm                       Percent        count
----------------------------------------------------
0.000                            21.13          746
12.000                            4.25          125
24.000                           38.46        1,443
36.000                           36.17        1,434
----------------------------------------------------
Total:                          100.00        3,748
----------------------------------------------------


----------------------------------------------------
Interest Only                  Percent        count
----------------------------------------------------
N                                90.54        3,510
Y                                 9.46          238
----------------------------------------------------
Total:                          100.00        3,748
----------------------------------------------------


----------------------------------------------------
LIEN POSITION RAW              Percent        count
----------------------------------------------------
1                               100.00        3,748
----------------------------------------------------
Total:                          100.00        3,748
----------------------------------------------------


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PRODUCT                        Percent        count
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2 YR ARM                         59.40        2,181
3 YR ARM                         40.60        1,567
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Total:                          100.00        3,748
----------------------------------------------------


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PROPERTY TYPE                  Percent        count
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2-4 Unit                          6.65          202
Condo                             5.54          240
Manufactured Housing              0.56           31
PUD                              10.00          333
SFR                              76.86        2,922
Townhouse                         0.40           20
----------------------------------------------------
Total:                          100.00        3,748
----------------------------------------------------


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OCCUPANCY                      Percent        count
----------------------------------------------------
Investment                        6.87          313
Owner Occupied                   92.37        3,411
Second Home                       0.76           24
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Total:                          100.00        3,748
----------------------------------------------------


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PURPOSE                        Percent        count
----------------------------------------------------
Purchase New                     45.12        1,682
Refi - Cash Out                  50.57        1,892
Refi - No Cash Out                4.31          174
----------------------------------------------------
Total:                          100.00        3,748
----------------------------------------------------


                                 July 15, 2004                       Page 1 of 3

Goldman, Sachs & Co.
GSAMP 2004 HE2
================================================================================

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DOCUMENTATION                  Percent        count
---------------------------------------------------
12 MONTH BANK STATEMENTS          0.02            1
FULL                             49.24        2,121
LIMITED DO                        3.02           96
NIV                              19.65          649
STATED                           28.07          881
---------------------------------------------------
Total:                          100.00        3,748
---------------------------------------------------


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OLTV                           Percent        count
---------------------------------------------------
1 - 50                            0.35           18
51 - 55                           0.10            6
56 - 60                           0.33           17
61 - 65                           0.64           25
66 - 70                           1.06           41
71 - 75                           2.76          105
76 - 80                          26.71        1,004
81 - 85                           9.21          383
86 - 90                          27.86        1,041
91 - 95                          29.37        1,041
96 - 100                          1.61           67
---------------------------------------------------
Total:                          100.00        3,748
---------------------------------------------------


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Combo OLTV                     Percent        count
---------------------------------------------------
1 - 50                            0.35           18
51 - 55                           0.10            6
56 - 60                           0.33           17
61 - 65                           0.64           25
66 - 70                           1.06           41
71 - 75                           2.76          105
76 - 80                          26.71        1,004
81 - 85                           9.21          383
86 - 90                          27.86        1,041
91 - 95                          29.37        1,041
96 - 100                          1.61           67
---------------------------------------------------
Total:                          100.00        3,748
---------------------------------------------------


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FICO                           Percent        count
---------------------------------------------------
1 - 500                           0.13            6
501 - 520                         2.86          123
521 - 540                         3.33          159
541 - 560                         6.14          260
561 - 580                         7.37          305
581 - 600                        10.44          426
601 - 620                        17.24          644
621 - 640                        16.47          588
641 - 660                        13.39          468
661 - 680                         8.33          285
681 - 700                         6.02          203
701 - 720                         3.71          128
721 - 740                         2.02           63
741 - 760                         1.47           52
761 - 780                         0.80           28
781 - 800                         0.18            7
801 >=                            0.09            3
---------------------------------------------------
Total:                          100.00        3,748
---------------------------------------------------


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ARM Indicator                  Percent        count
---------------------------------------------------
Y                               100.00        3,748
---------------------------------------------------
Total:                          100.00        3,748
---------------------------------------------------


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Per Rate Cap                   Percent        count
---------------------------------------------------
0.501 - 1.000                    99.99        3,747
1.001 - 1.500                     0.01            1
---------------------------------------------------
Total:                          100.00        3,748
---------------------------------------------------
min: 1.000
max: 1.500
wa: 1.000
---------------------------------------------------


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Initial Periodic Cap           Percent        count
---------------------------------------------------
1                                 0.02            1
2                                58.36        2,058
3                                41.62        1,689
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Total:                          100.00        3,748
---------------------------------------------------
min: 1.000
max: 3.000
wa: 2.416
---------------------------------------------------


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Months to Roll                 Percent        count
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16                                0.07            2
18                                0.20            8
19                                0.79           31
20                                0.01            1
21                                0.71           25
22                               50.67        1,829
23                                1.03           34
24                                2.15           91
25                                3.64          154
26                                0.14            6
31                                0.22            5
33                                0.59           23
34                               23.38          901
35                                1.62           64
36                               14.80          574
---------------------------------------------------
Total:                          100.00        3,748
---------------------------------------------------
nonzero-min: 16
max: 36
wa: 27
---------------------------------------------------


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Margins                        Percent        count
---------------------------------------------------
<= 2.000                          0.02            1
4.001 - 4.500                    17.41          653
4.501 - 5.000                     0.41           12
5.001 - 5.500                     8.69          260
5.501 - 6.000                    33.95        1,183
6.001 - 6.500                    13.22          455
6.501 - 7.000                     7.20          271
7.001 - 7.500                     6.65          287
7.501 - 8.000                     5.10          236
8.001 >=                          7.36          390
---------------------------------------------------
Total:                          100.00        3,748
---------------------------------------------------
min: 4.500
max: 11.750
wa: 6.166
---------------------------------------------------


                                 July 15, 2004                       Page 2 of 3

Goldman, Sachs & Co.
GSAMP 2004 HE2
================================================================================


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Life Time Cap                  Percent        count
---------------------------------------------------
6                                58.00        2,044
6                                 0.01            1
7                                 0.03            1
7                                41.86        1,699
8                                 0.04            1
8                                 0.03            1
8                                 0.04            1
---------------------------------------------------
Total:                          100.00        3,748
---------------------------------------------------
min: 6.000
max: 8.380
wa: 6.421
---------------------------------------------------


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MTR                            Percent        count
---------------------------------------------------
16                                0.07            2
18                                0.20            8
19                                0.79           31
20                                0.01            1
21                                0.71           25
22                               50.67        1,829
23                                1.03           34
24                                2.15           91
25                                3.64          154
26                                0.14            6
31                                0.22            5
33                                0.59           23
34                               23.38          901
35                                1.62           64
36                               14.80          574
---------------------------------------------------
Total:                          100.00        3,748
---------------------------------------------------


                                 July 15, 2004                       Page 3 of 3